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                                                                   EXHIBIT 10.88


                                   AMENDMENT
                                   ---------

             FORBEARANCE, RESTRUCTURE AND MUTUAL RELEASE AGREEMENT

     This Amendment is entered into as of November 5, 1998 by and among Microelectronic Packaging, Inc. ("MPI"), CTM Electronics, Inc. ("CTM"), Microelectronic Packaging America ("MPA") and Motorola, Inc. ("Motorola"), the purpose of which is to amend that certain "Forbearance, Restructure and Mutual Release Agreement" (the "Agreement") entered into as of July 1, 1998 between MPI, CTM, MPA and Motorola.

     Capitalized terms otherwise defined herein, shall have the same meaning ascribed to them in the Settlement Agreement.

                                    RECITALS

     A. MPI, CTM, MPA and Motorola entered into the Agreement as of July 1, 1998 pursuant to which MPI and Motorola agreed to settle and restructure certain obligations of MPI whereby, among other things, MPI agreed to pay to Motorola the amount of US$877,331 within six (6) calendar months of the Execution Date ("Payment Deadline").

     B. Pursuant to Section 4.a of the Agreement, the parties now desire to amend the Agreement to extend the period of time within which MPI is obligated to pay to Motorola the amounts required under the Agreement.

     NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and sufficient consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Section 4.a below shall amend, replace and supersede section 4.a of the
Agreement:

          4.a  Discounted Payment.  MPI agrees that by no later than May 1, 1999
               -------------------
          ("Payment Deadline"), MPI will pay to Motorola the amount of US$ 887,331.00 ("Discounted Payment Amount") by wire transfer in accordance with the wire transfer instructions provided by Motorola.
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     Upon acceptance of the parties, this Amendment, as of the day and year specified on page one hereof, shall become a part of the Agreement and all provisions of the Agreement not specifically inconsistent herewith shall remain in full force and effect.


MICROELECTRONIC PACKAGING, INC.


By:   /s/ Denis J. Trafecanty
   ---------------------------
      Denis J. Trafecanty
      Chief Financial Officer



CTM ELECTRONICS, INC.


By:   /s/ Denis J. Trafecanty
   ---------------------------
      Denis J. Trafecanty
      Chief Financial Officer



MICROELECTRONIC PACKAGING AMERICA


By:   /s/ Denis J. Trafecanty
   ---------------------------
      Denis J. Trafecanty
      Chief Financial Officer



MOTOROLA, INC.


By:   B. Gutmann
   ---------------------------
      Bernard Gutmann
      SCG Group Controller